THE COMMERCE FUNDS
(the “Trust”)

BALANCED FUND
Institutional Shares
Service Shares

Supplement dated December 18, 2002
to Prospectuses dated March 1, 2002

Effective October 30, 2002, the Balanced Fund completed its liquidation of assets to shareholders and is no longer offered for investment.